UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013 (November 12, 2013)

CONTANGO OIL & GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification Number)

717 Texas Ave., Suite 2900, Houston, Texas 77002
(Address of principal executive offices)

(713) 236-7400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
                                Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of the Board of Directors (the “Board”) of Contango Oil & Gas Company (the “Company”) recently approved two forms of restricted stock award agreements for use in connection with its 2009 Equity Compensation Plan (the “Plan”): one for employees generally (the “Employee Form”) and one for employees that also maintain employment agreements with the Company (the “Executive Form” and collectively with the Employee Form, the “Forms”).  The material terms of the Forms are provided below, but the summaries are qualified in their entirety by reference to the two Forms that are filed as Exhibit 10.1 and 10.2 to this Form 8-K, which are incorporated herein by reference.

Each Form provides for the grant of restricted stock awards, which are shares of the Company’s common stock that are subject to certain vesting restrictions and a risk of forfeiture for a specified period of time.  The vesting schedule assigned to any particular award will be determined by the Plan’s administrator at the time of each individual grant.  The vesting of all or some portion of a restricted stock award may be accelerated as a result of an award holder’s termination of employment with the Company (or an affiliate) by the Company without cause, due to the individual’s death or disability, or by the individual for good reason.  The Forms also provide that the Company’s change in control will result in the accelerated vesting of the restricted stock awards.  If an award holder is terminated for cause or he voluntarily resigns during the vesting period, all unvested awards will be forfeited. During the applicable vesting period, the award holder will have all the rights of a Company stockholder generally, including dividend rights and voting rights, although all such rights will be forfeited in the event that the award is forfeited.

The main differences in the Forms is that the Executive Form references defined terms that would be contained in the applicable employment agreement, provides for the acceleration of vesting as a result of certain events in an manner that is consistent with provisions that would be contained in the applicable employment agreement, and provides that inconstancies between the Executive Form and the employment agreement will be governed by the applicable employment agreement.

On November 12, 2013, the Board approved the grant of restricted stock awards to its named executive officers.  All awards to such executive officers were granted under the Executive Form.  Twenty-five percent (25%) of each of these awards vested on the grant date and, subject to the terms of the applicable grant agreement and/or employment agreement, twenty-five percent (25%) of each award will vest on each of the first, second and third annual anniversaries of the grant date.   The awards were granted to the following named executive officers in the following amounts:

Named Executive Officer	Number of Restricted Stock Awards
Allan D. Keel	93,458
E. Joseph Grady	42,057
Thomas H. Atkins	28,038
A. Carl Isaac	28,038
Jay S. Mengle	28,038

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement (employees)
10.2	Form of Restricted Stock Award Agreement (executives)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC. (Registrant)
/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President & Chief Financial Officer

Dated: November 18, 2013

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Award Agreement (employees)
10.2	Form of Restricted Stock Award Agreement (executives)

EXHIBIT 10.1
CONTANGO OIL & GAS COMPANY

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (this “Agreement”) is made as of _________ __, ____, by and between Contango Oil & Gas Company, a Delaware corporation (the “Company”), and ______ (the “Participant”).  Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same meaning ascribed to them in the 2009 Stock Incentive Plan, as amended (the “Plan”).

WHEREAS, the Participant is an Employee, and the Participant’s continued participation is considered by the Company to be important for the Company’s continued growth; and

WHEREAS, the Board has determined that the Company shall make a grant of Restricted Stock to the Participant under the Plan, in furtherance of the purposes of the Plan of strengthening the desire of Employees to continue their employment with the Company and by securing other benefits for the Company; and

WHEREAS, the Company desires to confirm the grant of Restricted Stock, and to set forth the terms and conditions of such grant, and the Participant desires to accept such grant and agree to the terms and conditions thereof, as set forth in this Agreement;

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

Grant of Restricted Stock.  The Company hereby confirms the grant, under and pursuant to the Plan, to the Participant as of _______ of ______ (_______) shares of Restricted Stock (the “Restricted Stock”) in consideration for the services which the Participant is to render the Company over the vesting period set forth in Section 3 of this Agreement.  The Restricted Stock is subject to all of the terms and conditions set forth in this Agreement and the Plan, including the restrictions set forth in Section 4.

Participant’s Rights.  Subject to the terms hereof, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock while they are held in escrow (or held in book-entry form with the Company’s transfer agent), including without limitation, the right to vote the Restricted Stock and to receive any cash dividends declared thereon.

Vesting.

[Vesting Schedule To Be Determined]

In the event of a Change of Control (as such term is defined by the Plan), vesting shall be accelerated and the Restricted Stock shall become immediately vested and exercisable with respect to one hundred percent (100%) of the shares of Restricted Stock subject to this Agreement without regard to the Participant’s number of years of continuous service as an employee of the Company.

In the event Participant’s employment is terminated by the Company for Cause or by the Participant’s voluntary resignation, the Participant shall forfeit unvested shares, and any or all of the shares of Restricted Stock which have not vested as of the date of termination shall be forfeited and the Participant shall have no further rights with respect to such shares of Restricted Stock.  For purposes hereof, “Cause” means  (i) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (ii) with respect to all other Participants, (A) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an affiliate, (B) conduct tending to bring the Company or an affiliate into substantial public disgrace, or disrepute, or (C) gross negligence or willful misconduct with respect to the Company or an affiliate. The Plan administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

In the event Participant’s employment is terminated by the Company without Cause, for purposes of determining vesting under this paragraph (d), Participant shall be deemed to continue employment through the date that is the anniversary of the date of grant of the Restricted Stock awarded under this Agreement coincident with or next following the date of such termination and vesting of the Shares that would have vested on such anniversary shall be accelerated and shall become immediately vested at termination.

In the event Participant’s employment is terminated on account of death or Disability, for purposes of determining vesting under this paragraph (e), Participant shall be deemed to continue employment through the date that is the anniversary of the date of grant of the Restricted Stock awarded under this Agreement coincident with or next following the date of such termination and vesting of the Shares that would have vested on such anniversary shall be accelerated and shall become immediately vested at termination.  As used herein, “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Plan administrator.  The Plan administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any affiliate in which a Participant participates.

Restriction on Transfer.  Except for the escrow described in Section 5 or the transfer of the shares subject to this Agreement to the Company or its assignees contemplated by this Agreement, none of the shares of Restricted Stock subject to this Agreement or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such shares subject to this Agreement vest and are thereby released from all forfeiture provisions in accordance with the provisions of this Agreement.

Escrow of Shares.  As security for the faithful performance of the terms of this Agreement and to insure the availability for delivery of the Participant’s Restricted Stock upon forfeiture pursuant to the vesting provisions set forth in Section 2, with respect to any certificate evidencing unvested Restricted Stock covered by this Agreement, the Participant agrees to deliver to and deposit with the secretary of the Company, or such other person designated by the Company (the “Escrow Agent”), as Escrow Agent in this transaction, a stock assignment duly endorsed (with date and number of shares blank) in the form provided by the Company, together with the certificate or certificates evidencing the shares of unvested Restricted Stock; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to a Joint Escrow Instructions of the Company and the Participant provided to the Participant by the Company, which instructions shall also be delivered to the Escrow Agent.  Subject to the provisions of the Plan, this Agreement and the Joint Escrow Instructions, the Participant shall exercise all rights and privileges of a shareholder of the Company with respect to the Restricted Stock deposited in said escrow.

Investor Representations.  Participant represents that he/she is acquiring the Restricted Stock for his/her own account for investment and has no present intent to resell or distribute all or any portion of the Restricted Stock. Participant agrees that the Restricted Stock will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations.

Legends.  The share certificate evidencing the Restricted Stock, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND FORFEITURE PROVISIONS AS SET FORTH IN THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE PARTICIPANT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NO SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THESE SHARES SHALL BE VALID OR EFFECTIVE UNLESS MADE IN COMPLIANCE WITH ALL OF THE TERMS AND CONDITIONS OF SUCH AGREEMENT.

Adjustment for Stock Split.  All references to the number of shares of Restricted Stock in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the shares that may be made by the Company after the date of this Agreement as set forth in Section 17 of the Plan.

Tax Consequences.  The Participant understands that under Section 83 of the Code, the difference between the purchase price, if any, paid for the shares of Restricted Stock subject to this Agreement and the fair market value on the date the forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time.  The Participant understands that the Participant may elect to be taxed at the time the shares of  Restricted Stock are acquired to the extent the fair market value of those shares of  Restricted Stock exceeds the purchase price, if any, paid for the shares, rather than when and as such shares of Restricted Stock cease to be subject to forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of acquisition of the Restricted

Stock. The form for making this election is attached hereto as Exhibit B.  Participant understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by the Participant as the forfeiture restrictions lapse.

In the event that the Participant files, under Section 83(b) of the Code, an election to be taxed on his receipt of the Restricted Stock as the receipt of ordinary income at the date of grant of the Restricted Stock, the Participant shall at the time of such filing notify the Company of the making of such election and furnish a copy of the notice to the Company.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.  PARTICIPANT IS RELYING SOLELY ON PARTICIPANT’S ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

The Participant shall make arrangements satisfactory to the Company, or, in the absence of such arrangements, the Company or any Parent or Subsidiary may deduct from any payment to be made to Participant any amount necessary, to satisfy requirements of federal, state, local, or foreign tax law to withhold taxes or other amounts with respect to the grant of the Restricted Stock or the expiration of the restrictions applicable to the Restricted Stock.

No Guarantee of Employment.  Nothing contained in this Agreement shall be deemed to require the Company to maintain the Participant's status as a Employee.  Except as may be provided in a written employment contract executed by a duly authorized officer of the Company and approved by the Committee or the Board, the Participant shall at all times be an employee-at-will of the Company and the Company may discharge the Participant at any time for any reason, with or without cause, and with or without severance compensation.

Indemnification.  The Participant agrees to hold harmless and indemnify the Company for any and all liabilities resulting to it through violation by the Participant of the warranties and representations made by the Participant in, and other provisions of, this Agreement.

Rule 144.  Participant represents and warrants that Participant understands that Rule 144 promulgated under the Securities Act of 1933 may indefinitely restrict transfer of the Restricted Stock so long as Participant remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

General Provisions.

(a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of Delaware.

(b) If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.

(c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the Participant at his address shown on the Company's employment records and to the Company at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

Any notice to the Escrow Agent shall be sent to the Company’s address with a copy to the other party hereto.

(d) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The rights and obligations of the Participant under this Agreement may not be assigned; however, such rights and obligations shall inure to the benefit of, and be binding upon, the heirs, executors, administrators of the Participant’s estate.

(e) Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement.  The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.

(f) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(g) The Restricted Stock has been granted to the Participant under the Plan, a copy of which has been previously provided to the Participant.  All of the terms, conditions, and other provisions of the Plan are hereby incorporated by reference into this Agreement.  If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.  The Participant hereby acknowledges such prior receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof (as presently in effect or hereafter amended), rules and regulations adopted from time to time thereunder, and by all decisions and determinations of the Board and the Committee made from time to time thereunder.

(h) Captions in this Agreement are for convenience of reference only and shall not be considered in the construction hereof.  Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.  Any requirement of time made hereinabove shall be of the essence of this Agreement.

The Participant agrees to take any action the Company reasonably deems necessary in order to comply with federal and state laws, or the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”) or any stock exchange or quotation system, or any other obligation of the Company or the Participant relating to the Restricted Stock or this Agreement.  Notwithstanding any provision of this Agreement to the contrary, the issuance of

Common Stock (including Restricted Stock) will be subject to compliance with all applicable requirements of federal, state, or foreign law with respect to such securities and with the requirements of any stock exchange or market system upon which the Common Stock may then be listed.

(i) Upon request by the Company, the Participant’s spouse shall be required to execute the spousal consent set forth on Exhibit A attached hereto to evidence such spouse’s agreement and consent to be bound by the terms and conditions of this Agreement and the Plan as to such spouse’s interest, whether as community property or otherwise, if any, in the Restricted Stock granted to the Participant hereunder.

(j) This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties.  This Agreement and the Plan constitute the entire agreement between the parties with respect to the Restricted Stock, and supersede any prior agreements or documents with respect thereto.  No amendment, alteration, suspension, discontinuation, or termination of this Agreement, which may impose any additional obligation upon the Company or materially impair the rights of Employee with respect to the Restricted Stock, shall be valid unless in each instance such amendment, alteration, suspension, discontinuation, or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and by the Participant.

(k) In the event of any conflict or inconsistency between the terms of this Agreement and the terms of an employment agreement between Participant and the Company, the terms of which have been approved by the Committee or the Board, the terms contained in such employment agreement shall govern and control.

* * *

IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first written above.

PARTICIPANT
____________________________________ Signature	___________________________ Number of Shares
____________________________________ Print Name
CONTANGO OIL & GAS COMPANY
By: _____________________________ Name: _____________________________ Title: _____________________________

EXHIBIT A

CONSENT OF SPOUSE

I, ____________________, being the spouse of ___________________ have read and understand and hereby approve that certain Restricted Stock Award Agreement dated as of ______________, 200__ by and between the Company and my spouse, and any amendments thereto, subjecting my spouse’s shares to certain restrictions upon transfer and forfeiture upon termination of employee status prior to vesting in those shares.  Without limiting the generality of the foregoing, I specifically waive any and all rights concerning the Restricted Stock Award and the shares of the Company that I have or may have (including, but not limited to, equitable distribution rights) under the laws of any jurisdiction, including, but not limited to, the right to claim or accept any portion of the shares of the Company.

Dated:  ____________________, 200__

__________________________________
Signature of Spouse

__________________________________
Print Name

EXHIBIT B

FORM OF ELECTION UNDER SECTION 83(B)

OF THE INTERNAL REVENUE TAX CODE

The undersigned hereby elects to include value of restricted property in gross income in the year of transfer pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.           The name, address and taxpayer identification number of the undersigned are:

Name:           ______________________________________________
Street:           ______________________________________________
City, State, Zip:  ______________________________________
Taxpayer I.D. No.:  __________________

2.           Description of property with respect to which the election is being made:

________________ shares of common stock of Contango Oil & Gas Company, a Delaware corporation (the “Company”) (EIN ______________) (the “Common Stock”).

3.           The date on which property was transferred -  __________________.

The taxable year to which this election relates is calendar year ______

4.           The nature of the restriction(s) to which the property is subject is:

If the taxpayer terminates employment with the Company prior to vesting in one or more of the shares of Common Stock, then those unvested shares will be forfeited.  The shares of Common Stock will vest and cease to be subject to forfeiture in a series of three (3) successive equal annual installments upon the taxpayer’s completion of each year of employment with the Company over the three (3)-year period measured from _____________________.

The Common Stock is subject to transfer restrictions in the taxpayer’s hands by virtue of language to that effect stamped on the stock certificate.

5.           Fair market value:

The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the Common Stock with respect to which this election is being made is $______ per share.

6.           Amount paid for property:

The taxpayer paid $0 per share of Common Stock.

7.           Furnishing statement to employer:

A copy of this statement has been furnished to the Company.

Dated:  __________________

______________________________
Signature
______________________________
Print Name

EXHIBIT 10.2
CONTANGO OIL & GAS COMPANY

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (this “Agreement”) is made as of _________ __, ____, by and between Contango Oil & Gas Company, a Delaware corporation (the “Company”), and ______ (the “Participant”).  Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same meaning ascribed to them in the 2009 Stock Incentive Plan, as amended (the “Plan”).

WHEREAS, the Participant is an Employee, and the Participant’s continued participation is considered by the Company to be important for the Company’s continued growth; and

WHEREAS, the Board has determined that the Company shall make a grant of Restricted Stock to the Participant under the Plan, in furtherance of the purposes of the Plan of strengthening the desire of Employees to continue their employment with the Company and by securing other benefits for the Company; and

WHEREAS, the Company desires to confirm the grant of Restricted Stock, and to set forth the terms and conditions of such grant, and the Participant desires to accept such grant and agree to the terms and conditions thereof, as set forth in this Agreement;

NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

Grant of Restricted Stock.  The Company hereby confirms the grant, under and pursuant to the Plan, to the Participant as of _______ of ______ (_______) shares of Restricted Stock (the “Restricted Stock”) in consideration for the services which the Participant is to render the Company over the vesting period set forth in Section 3 of this Agreement.  The Restricted Stock is subject to all of the terms and conditions set forth in this Agreement and the Plan, including the restrictions set forth in Section 4.

Participant’s Rights.  Subject to the terms hereof, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock while they are held in escrow (or held in book-entry form with the Company’s transfer agent), including without limitation, the right to vote the Restricted Stock and to receive any cash dividends declared thereon.

Vesting.

[Vesting Schedule To Be Determined]

In the event of a Change of Control (as such term is defined in an employment agreement between Participant and the Company, the terms of which have been approved by the Committee or the Board, or, otherwise, by the Plan), vesting shall be accelerated and the Restricted Stock shall become immediately vested and exercisable with respect to one hundred percent (100%) of

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the shares of Restricted Stock subject to this Agreement without regard to the Participant’s number of years of continuous service as an employee of the Company.

 In the event Participant’s employment is terminated by the Company for Cause (as such term is defined in an employment agreement between Participant and the Company, the terms of which have been approved by the Committee or the Board, or, otherwise, by the Plan) or by the Participant’s voluntary resignation, the Participant shall forfeit unvested shares, and any or all of the shares of Restricted Stock which have not vested as of the date of termination shall be forfeited and the Participant shall have no further rights with respect to such shares of Restricted Stock.

In the event Participant’s employment is terminated by the Company without Cause or by Participant for Good Reason (as such term is defined in an employment agreement between Participant and the Company, the terms of which have been approved by the Committee or the Board, or, otherwise, by the Plan), vesting shall be accelerated and the shares of Restricted Stock subject to this Agreement shall become immediately vested with respect to one hundred percent (100%) of such shares of Restricted Stock without regard to Participant’s number of years of continuous service as an employee of the Company.

In the event Participant’s employment is terminated on account of death or Permanent Disability (as such term is defined in an employment agreement between Participant and the Company, the terms of which have been approved by the Committee or the Board, or, otherwise, by the Plan), for purposes of determining vesting under this paragraph (e), Participant shall become immediately vested with respect to one hundred percent (100%) of the Shares without regard to Participant’s number of years of continuous service as an employee of the Company.

Restriction on Transfer.  Except for the escrow described in Section 5 or the transfer of the shares subject to this Agreement to the Company or its assignees contemplated by this Agreement, none of the shares of Restricted Stock subject to this Agreement or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such shares subject to this Agreement vest and are thereby released from all forfeiture provisions in accordance with the provisions of this Agreement.

Escrow of Shares.  As security for the faithful performance of the terms of this Agreement and to insure the availability for delivery of the Participant’s Restricted Stock upon forfeiture pursuant to the vesting provisions set forth in Section 2, with respect to any certificate evidencing unvested Restricted Stock covered by this Agreement, the Participant agrees to deliver to and deposit with the secretary of the Company, or such other person designated by the Company (the “Escrow Agent”), as Escrow Agent in this transaction, a stock assignment duly endorsed (with date and number of shares blank) in the form provided by the Company, together with the certificate or certificates evidencing the shares of unvested Restricted Stock; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to a Joint Escrow Instructions of the Company and the Participant provided to the Participant by the Company, which instructions shall also be delivered to the Escrow Agent.  Subject to the provisions of the Plan, this Agreement and the Joint Escrow Instructions, the Participant shall exercise all rights and privileges of a shareholder of the Company with respect to the Restricted Stock deposited in said escrow.

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Investor Representations.  Participant represents that he/she is acquiring the Restricted Stock for his/her own account for investment and has no present intent to resell or distribute all or any portion of the Restricted Stock. Participant agrees that the Restricted Stock will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations.

Legends.  The share certificate evidencing the Restricted Stock, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND FORFEITURE PROVISIONS AS SET FORTH IN THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE PARTICIPANT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NO SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THESE SHARES SHALL BE VALID OR EFFECTIVE UNLESS MADE IN COMPLIANCE WITH ALL OF THE TERMS AND CONDITIONS OF SUCH AGREEMENT.

Adjustment for Stock Split.  All references to the number of shares of Restricted Stock in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the shares that may be made by the Company after the date of this Agreement as set forth in Section 17 of the Plan.

Tax Consequences.  The Participant understands that under Section 83 of the Code, the difference between the purchase price, if any, paid for the shares of Restricted Stock subject to this Agreement and the fair market value on the date the forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time.  The Participant understands that the Participant may elect to be taxed at the time the shares of  Restricted Stock are acquired to the extent the fair market value of those shares of  Restricted Stock exceeds the purchase price, if any, paid for the shares, rather than when and as such shares of Restricted Stock cease to be subject to forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of acquisition of the Restricted Stock. The form for making this election is attached hereto as Exhibit B.  Participant understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by the Participant as the forfeiture restrictions lapse.

In the event that the Participant files, under Section 83(b) of the Code, an election to be taxed on his receipt of the Restricted Stock as the receipt of ordinary income at the date of grant of the Restricted Stock, the Participant shall at the time of such filing notify the Company of the making of such election and furnish a copy of the notice to the Company.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION

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UNDER SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.  PARTICIPANT IS RELYING SOLELY ON PARTICIPANT’S ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

The Participant shall make arrangements satisfactory to the Company, or, in the absence of such arrangements, the Company or any Parent or Subsidiary may deduct from any payment to be made to Participant any amount necessary, to satisfy requirements of federal, state, local, or foreign tax law to withhold taxes or other amounts with respect to the grant of the Restricted Stock or the expiration of the restrictions applicable to the Restricted Stock.

No Guarantee of Employment.  Nothing contained in this Agreement shall be deemed to require the Company to maintain the Participant's status as a Employee.  Except as may be provided in a written employment contract executed by a duly authorized officer of the Company and approved by the Committee or the Board, the Participant shall at all times be an employee-at-will of the Company and the Company may discharge the Participant at any time for any reason, with or without cause, and with or without severance compensation.

Indemnification.  The Participant agrees to hold harmless and indemnify the Company for any and all liabilities resulting to it through violation by the Participant of the warranties and representations made by the Participant in, and other provisions of, this Agreement.

Rule 144.  Participant represents and warrants that Participant understands that Rule 144 promulgated under the Securities Act of 1933 may indefinitely restrict transfer of the Restricted Stock so long as Participant remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

General Provisions.

                (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of Delaware.

(b) If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.

(c) Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the Participant at his address shown on the Company's employment records and to the Company at the address of its principal corporate offices (attention: President) or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

Any notice to the Escrow Agent shall be sent to the Company’s address with a copy to the other party hereto.

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(d) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company’s successors and assigns.  The rights and obligations of the Participant under this Agreement may not be assigned; however, such rights and obligations shall inure to the benefit of, and be binding upon, the heirs, executors, administrators of the Participant’s estate.

(e) Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement.  The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.

(f) The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(g) The Restricted Stock has been granted to the Participant under the Plan, a copy of which has been previously provided to the Participant.  All of the terms, conditions, and other provisions of the Plan are hereby incorporated by reference into this Agreement.  If there is any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.  The Participant hereby acknowledges such prior receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof (as presently in effect or hereafter amended), rules and regulations adopted from time to time thereunder, and by all decisions and determinations of the Board and the Committee made from time to time thereunder.

(h) Captions in this Agreement are for convenience of reference only and shall not be considered in the construction hereof.  Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.  Any requirement of time made hereinabove shall be of the essence of this Agreement.

The Participant agrees to take any action the Company reasonably deems necessary in order to comply with federal and state laws, or the rules and regulations of the National Association of Securities Dealers, Inc. (the “NASD”) or any stock exchange or quotation system, or any other obligation of the Company or the Participant relating to the Restricted Stock or this Agreement.  Notwithstanding any provision of this Agreement to the contrary, the issuance of Common Stock (including Restricted Stock) will be subject to compliance with all applicable requirements of federal, state, or foreign law with respect to such securities and with the requirements of any stock exchange or market system upon which the Common Stock may then be listed.  No Common Stock will be issued hereunder if such issuance would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Common Stock may then be listed.

(i) Upon request by the Company, the Participant’s spouse shall be required to execute the spousal consent set forth on Exhibit A attached hereto to evidence such spouse’s

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(j) agreement and consent to be bound by the terms and conditions of this Agreement and the Plan as to such spouse’s interest, whether as community property or otherwise, if any, in the Restricted Stock granted to the Participant hereunder.

(k) This Agreement shall be binding upon the heirs, executors, administrators, and successors of the parties.  This Agreement and the Plan constitute the entire agreement between the parties with respect to the Restricted Stock, and supersede any prior agreements or documents with respect thereto.  No amendment, alteration, suspension, discontinuation, or termination of this Agreement, which may impose any additional obligation upon the Company or materially impair the rights of Employee with respect to the Restricted Stock, shall be valid unless in each instance such amendment, alteration, suspension, discontinuation, or termination is expressed in a written instrument duly executed in the name and on behalf of the Company and by the Participant.

(l) In the event of any conflict or inconsistency between the terms of this Agreement and the terms of an employment agreement between Participant and the Company, the terms of which have been approved by the Committee or the Board, the terms contained in such employment agreement shall govern and control.

* * *

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IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first written above.

PARTICIPANT
____________________________________ Signature	___________________________ Number of Shares
____________________________________ Print Name
CONTANGO OIL & GAS COMPANY
By: _____________________________ Name: _____________________________ Title: _____________________________

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EXHIBIT A

CONSENT OF SPOUSE

I, ____________________, being the spouse of ___________________ have read and understand and hereby approve that certain Restricted Stock Award Agreement dated as of ______________, 200__ by and between the Company and my spouse, and any amendments thereto, subjecting my spouse’s shares to certain restrictions upon transfer and forfeiture upon termination of employee status prior to vesting in those shares.  Without limiting the generality of the foregoing, I specifically waive any and all rights concerning the Restricted Stock Award and the shares of the Company that I have or may have (including, but not limited to, equitable distribution rights) under the laws of any jurisdiction, including, but not limited to, the right to claim or accept any portion of the shares of the Company.

Dated:  __________________, 200__

__________________________________
Signature of Spouse

__________________________________
Print Name

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EXHIBIT B

FORM OF ELECTION UNDER SECTION 83(B)

OF THE INTERNAL REVENUE TAX CODE

The undersigned hereby elects to include value of restricted property in gross income in the year of transfer pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder, with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.           The name, address and taxpayer identification number of the undersigned are:

Name:           ______________________________________________
Street:           ______________________________________________
City, State, Zip:  ______________________________________
Taxpayer I.D. No.:  __________________

2.           Description of property with respect to which the election is being made:

________________ shares of common stock of Contango Oil & Gas Company, a Delaware corporation (the “Company”) (EIN ______________) (the “Common Stock”).

3.           The date on which property was transferred -  __________________.

The taxable year to which this election relates is calendar year ______

4.           The nature of the restriction(s) to which the property is subject is:

If the taxpayer terminates employment with the Company prior to vesting in one or more of the shares of Common Stock, then those unvested shares will be forfeited.  The shares of Common Stock will vest and cease to be subject to forfeiture in a series of three (3) successive equal annual installments upon the taxpayer’s completion of each year of employment with the Company over the three (3)-year period measured from _____________________.

The Common Stock is subject to transfer restrictions in the taxpayer’s hands by virtue of language to that effect stamped on the stock certificate.

5.           Fair market value:

The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the Common Stock with respect to which this election is being made is $______ per share.

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6.           Amount paid for property:

The taxpayer paid $0 per share of Common Stock.

7.           Furnishing statement to employer:

A copy of this statement has been furnished to the Company.

Dated:  __________________

______________________________
Signature
______________________________
Print Name

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